EXHIBIT 10.57

Amendment No. 13

To

Special Business Provisions (SBP) MS-65530-0016

between

The Boeing Company and Spirit AeroSystems, Inc.

THIS AMENDMENT ("SBP Amendment No. 13"), is entered into as of the last day of execution written below by Spirit AeroSystems, Inc. (hereinafter called "Seller"), having its principal office in Wichita, Kansas and Boeing Commercial Airplanes, a division of the Boeing Company (herein called "Boeing"), a Delaware Corporation, with a place of business in Everett, Washington. Hereinafter, Seller and Boeing may be referred to jointly as "Parties" hereto.

WHEREAS, the Parties have heretofore entered into Special Business Provisions (SBP) MS-
65530-0016 as of the 16th day of June, 2005, as amended ("SBP").

WHEREAS, the Parties have agreed to modify the SBP to incorporate updated Pricing in SBP Attachment 1 (Work Statement and Pricing).

WHEREAS, the Parties have agreed to modify SBP Attachment 2 (Product Article Definition and Contract Change Notices) to reflect the incorporation of certain additional Contract Change Notices (CCNs) through September 30, 2014.

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 7 (Indentured
Priced Parts List for POAs).

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 9 (Non Recurring Agreements).

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 14 (Production
Article Delivery Schedule).

WHEREAS, the Parties have agreed to certain modifications to SBP Attachment 16 (Boeing
Provided Detail (BPD) and Supplier Banked Material (SBM)).

NOW THEREFORE, it is hereby agreed by and between the Parties:

1. THAT the AMENDMENTS index of the SBP is hereby deleted in its entirety and replaced with the following:

AMENDMENTS

Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/06	H. McCormick/ R. Stone
2	Incorporate CCNs as listed in attachment 2, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/07	H. McCormick/ J . Edwards
3	Incorporate CCNs as listed in attachment 2, updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/07	H. McCormick/ J. Edwards
4	Incorporate CCNs as listed in attachment 2. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/08	S.Hu W. Wallace
5	Incorporate CCNs as listed in attachment 2, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20	6/22/09	S. Hu R. Stone
6	Incorporate CCNs as listed in attachment 2. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/10	S. Hu M. Milan
7
Incorporate CCNs as listed in attachment 2, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/11	S. Hu M. Milan
8	Incorporate CCNs as listed in attachment 2, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium lnnerWall Agreement	9/4/2014	E. Flagel M. Milan
10	Incorporate Attachment 26-737 Derailment	9/2/2014	B. Folden R. Ast
11	Incorporate Attachment 27 -737-MAX Non Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15	3/10/2015	C.Howell R. Ast
12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast
13	Incorporate CCNs as listed in SBP Attachment 2, updates to Attachments 1, 2, 7, 9, 14, and 16	12/23/2015	L. Taylor K. Leyba
14	Incorporate Attachment 25, Addendum 1	4/21/2015	D. Blaylock R. Grant

2. THAT the Parties agree that SBP Attachment 1, under "Work Statement and Pricing," "Attachment 1 Parts and Prices" is replaced by four separate MS Excel files due to size and price impacts from the CCNs noted below. The current file names are:

a. "SBP MS-65530-0016 Amend 13_Attachment 1_737.xlsx"
b. "SBP MS-65530-0016 Amend 13_Attachment 1_747.xlsx"
c. "SBP MS-65530-0016 Amend 13_Attachment 1_767.xlsx"
d. "SBP MS-65530-0016 Amend 13_Attachment 1_777.xlsx"

CCNs contributing to these changes are: 5445, 5889, 5896R3, 6099, 6276, 6276R1,
6406, 6429R1, 6429R2, 6649R1, 6505, 6553, 6553R1, 6684, 6688, 6744R3, 6785,
6796, 6797, 6808, 6809, 6810, 6811, 6812, 6830, 6831, 6832, 6876R1, 6892, 6892R1,
6899, 6966, 6994, 7016, 7028, 7036, 7123, 7175 7175R1, 7277, 7340, 7340R2,
7340R3, 7422, 7423, 7426, 7426R1, 7432, 7432R1, 7487, 7487R1, 8088, 8169, 8174,
8174R1, 8228, 8237, 8303, 8305, 8317, 8366, 8391, 8433, 8433, 8494, 8504, 8494R1,
8504R1, 8520, 8520R1, 8532, 8588, 8589R1, 8616, 8617, and 8652.

3. THAT SBP Attachment 2 is revised to reflect incorporation of the CCNs in Amendment
No. 13 Attachment A.

4. THAT SBP Attachment 7 is revised to reflect incorporation of CCNs 5896R3, 6125,
6334, 6530, 6551, 6552, 6555, 6556, 6653, 6789R1, 6790, 6829 R1, 6963, 7060, 7147,
7148, 7281, 7663, 7720, 7721, 7721R1, 7722, 7836, 7837, 8181, 8196, 8285, 8294,
8295, 8296, 8298, 8390, 8425, 8446, 8447,8468, 8487, 8488, and 8516.

5. THAT SBP Attachment 9 is revised to reflect the incorporation of CCNs 2580R4,
4695R1, 5889R4, 5901, 6902, 6086R3, 6086R4, 6086R5, 6086R7, 6099, 6134R1,
6153, 6162, 6284, 6375, 6382, 6409R1, 6429R1, 6429R2, 6483, 6601, 6684, 6792,
6835, 6867, 6882, 6900, 6901, 6901 R1, 6902, 6908, 6914, 6962, 6983, 6985, 6986,
6994, 7019, 7028, 7101, 7103, 7104, 7149, 7319, 7345, 7376, 7402, 7422, 7443, 7500,
7501, 7586, 7644, 7744, 7752, 7752R1, 7752R2, 7752R3, 7859, 7860, 7860R1, 7881,
7888, 7902R1, 7971, 7989, 8015, 8112, 8169, 8289, 8304, 8307, 8328, 8335, 8336,
8337, 8388, 8389, 8393, 8463, 8490, 8494, 8498, 8502, 8521, 8533, 8534, 8535, 8536,
8547, 8580, 8637, 8638, 8658, 8663, 8682 and 8684.

6. THAT SBP Attachment 14 is revised to incorporate the agreed-to firing orders as reflected in CCNs 6659, 6742, 6802, 6803, 6805, 6806,6903, 6904, 6907, 6920, 6929,
6935, 6970, 6998, 6999, 7013, 7015, 7018, 7034, 7093, 7106, 7107, 7108, 7128, 7152,
7195, 7197, 7198, 7199, 7201, 7234, 7244, 7253, 7355, 7356, 7370, 7376, 7381, 7476,
7476R1, 7490, 7491, 7492, 7509, 7527, 7528, 7540, 7585, 7601, 7632, 7637, 7633
8698, 8675 and 8137.

7. THAT SBP Attachment 16.S is revised to incorporate the latest revision as reflected in CCNs 6278, 6408, 6519, 6629, 6767, 6847, 7526, 7812, 7916, 8086, 8217, 8329, 8412, 8478, 8522, 8543, 8612, 8650 and 8709. CCN 8709 reflects the current Attachment 16.B as of 9/30/14.

THAT except as expressly provided by this SBP Amendment No. 13, all other terms, conditions, provisions and obligations of the parties under Special Business Provisions MS-65530-0016 remain unchanged.

IN WITNESS THEREOF the parties hereto have executed this SBP Amendment No. 13 as of the last day of execution as written below.

THE BOEING COMPANY
Boeing Commercial Airplanes
Supplier Management

By: /s/ Lanny Taylor
Lanny Taylor
Procurement Agent
Date: 1-4-2016

SPIRIT AEROSYSTEMS, INC.

By: /s/ Kenneth Leyba
Kenneth Leyba
Contracts Administrator
Date: 12-23-2015

ATTACHMENT A

2580R1	3363R4	3798	4695R1	5445	5601R1	5708
5708R1	5779	5779R1	5809R2	5838	5847	5849R2
5849R3	5889	5889R4	5896R2	5896R3	6004R1	6014
6020	6035R2	6050	6051	6052	6053	6068
6086R3	6086R4	6086R5	6086R7	6087	6088	6089
6099	6111	6125	6126	6127	6128	6129
6134R1	6150	6153	6155	6158	6161	6162
6170	6179	6189	6192	6196	6200	6204
6215	6216	6241	6247	6248	6249	6253
6271	6272	6273	6274	6276	6276R1	6278
6279	6284	6293	6294	6311	6315	6320
6326	6327	6328	6334	6342	6344	6346
6347	6348	6349	6350R3	6350R4	6350R5	6350R6
6350R7	6350R8	6354	6370	6374	6375	6377
6380	6382	6400	6406	6407	6408	6409
6409R1	6414	6418	6419	6420	6425	6426
6429R1	6429R2	6432	6439	6441	6448	6482R1
6483	6484	6485	6494	6505	6506	6507
6508	6516	6518	6519	6520	6524	6530
6532	6535	6537	6539	6540	6542	6544
6545	6546	6547	6551	6552	6553	6553R1
6555	6556	6560	6562	6563	6565	6566
6567	6568	6569	6573R1	6573R2	6575	6576
6577	6578	6584R1	6591	6592	6593	6594
6595	6596	6598	6601	6608	6622	6624
6629	6630R1	6632	6639R2	6640R1	6640R2	6642
6643	6648	6649	6649R1	6652	6653	6654
6659	6661	6663	6664	6665	6674	6675
6680	6682	6684	6685	6688	6688R1	6689R1
6690	6693	6705	6708	6709	6710	6711
6712	6726	6727	6729	6730	6731	6732
6733	6734	6735	6735R1	6736	6737	6738
6740	6742	6743	6744R3	6752	6753	6757
6758	6759	6760	6761	6763	6764	6765
6766	6767	6768	6769	6773	6774	6775
6775R1	6776	6777	6778	6780	6781	6782
6783	6784	6785	6786	6787	6788	6788R1
6788R2	6789R1	6790	6791	6791R1	6792	6793
6793R1	6794	6796	6797	6798	6799	6800
6801	6802	6803	6804	6805	6806	6807

6808	6809	6810	6811	6812	6813	6814
6816	6817	6818	6819	6820	6821	6822
6823	6824	6825	6826	6828	6829R1	6830
6831	6832	6833	6834	6835	6836	6837
6838	6839	6840	6842	6843	6844	6845
6846	6847	6848	6849	6850	6851	6852
6853	6854	6855	6856	6857	6858	6859
6860	6861	6862	6863	6864	6865	6866
6867	6868	6869	6870	6870R1	6872	6873
6874	6874R1	6875	6875R1	6876	6876R1	6877
6878	6878R1	6879	6880	6881	6882	6883
6884	6885	6886	6887	6888	6889	6890
6891	6892	6892R1	6894	6895	6896	6896R2
6897	6898	6899	6899R1	6900	6901	6901R1
6902	6903	6904	6905	6907	6908	6909
6910	6911	6912	6913	6913R1	6914	6915
6916	6917R1	6919	6920	6921	6922	6923
6924	6925	6926	6927	6928	6929	6930
6931	6932	6932R1	6934	6935	6936	6937
6938	6940R1	6941	6942	6943	6944	6945
6946	6947	6948	6949	6950	6951	6951R1
6952	6953	6954	6955	6956	6957	6958
6958R1	6959	6959R1	6960	6960R1	6962	6963
6964	6965	6966	6967	6968	6969	6970
6972	6973	6974	6975	6976	6978	6979
6980	6981	6982	6983	6984	6985	6986
6987	6988	6989	6990	6991	6992	6993
6994	6995	6995R1	6995R2	6995R3	6995R4	6996
6997	6998	6999	7000	7002	7003	7004
7005	7006	7007	7008	7009	7010	7011
7012	7013	7015	7016	7017	7018	7019
7020	7021	7022	7023	7024	7025	7026
7027	7027R1	7027R2	7027R3	7028	7029	7030
7031	7032	7033	7034	7035	7036	7037
7038	7039	7040	7041	7041R1	7042	7043
7044	7045	7046	7047	7048	7049	7050
7051	7052	7053	7053R1	7054	7055	7056
7057	7058	7059	7060	7062	7063	7064
7065	7066	7068	7069	7070	7071	7072
7073	7074	7075	7076	7077	7078	7079
7080	7081	7082	7083	7084	7085	7087

7088	7089	7091	7092	7093	7094	7095
7096	7097	7098	7100	7101	7102	7103
7104	7105	7106	7107	7108	7109	7112
7113	7114	7116	7117	7118	7120	7123
7124	7125	7126	7127	7128	7131R1	7145
7146	7147	7148	7149	7150	7151	7152
7153	7154	7154R1	7155	7156	7157	7158
7159	7.160	7161	7162	7163	7164	7165
7166	7167	7168	7169	7175	7175R1	7176
7178	7179	7185	7186	7187	7188	7189
7190	7190R1	7190R2	7191	7192	7193	7194
7195	7196	7197	7198	7199	7201	7202
7203	7205	7207	7209	7210	7211	7212
7213	7214	7215	7216	7217	7218	7219
7220	7221	7222	7225	7226	7227	7228
7229	7230	7231	7231R1	7234	7236	7237
7238	7239	7240	7241	7242	7243	7244
7245	7246	7247	7248	7249	7252	7253
7254	7255	7256	7257	7258	7258R1	7259
7259R1	7260	7261	7261R1	7275	7277	7278
7279	7281	7283	7284	7285	7286	7287
7288	7290	7291	7292	7293	7294	7295
7296	7297	7298	7299	7300	7301	7302
7303	7304	7306	7307	7308	7309	7310
7311	7312	7313	7314	7315	7316	7317
7318	7319	7320	7321	7322	7325	7327
7328R1	7329	7334	7335	7336	7337	7338
7339	7340R1	7340R2	7340R3	7342	7344	7345
7346	7347	7348	7349	7350	7351	7354
7355	7356	7358	7360	7361	7362	7365
7366	7367	7368	7370	7371	7372	7373
7374	7375	7376	7377	7379	7380	7381
7382	7383	7384	7385	7386	7397	7402
7403	7404	7405	7413	7414	7416	7417
7420	7421	7422	7423	7424	7424R1	7426
7426R1	7427	7428	7430	7431	7432	7432R1
7433	7434	7435	7436	7437	7438	7439
7440	7441	7442	7443	7444	7445	7446
7447	7448	7449	7450	7450R1	7451	7452
7453	7454	7455	7456	7457	7458	7475
7476	7476R1	7477	7480	7481	7482	7486

7487	7487R1	7490	7491	7492	7493	7494
7495	7495R2	7496	7498	7498R1	7498R2	7499
7500	7501	7502	7503	7504	7505	7506
7507	7508	7509	7510	7510R1	7511	7514
7515	7516	7519	7520	7521	7523	7524
7525	7526	7527	7528	7530	7531	7532
7533	7535	7536	7537	7539	7540	7542
7542R1	7543	7544	7558	7558R1	7558R2	7558R3
7558R4	7558R5	7559	7559R1	7560	7561	7562
7563	7564	7565	7566	7567	7568	7569
7570	7571	7572	7574	7575	7577	7577R1
7578	7578R1	7578R2	7579	7580	7580R2	7581
7582	7583	7584	7585	7586	7587	7588
7589	7590	7591	7592	7593	7594	7595
7596	7597	7598	7599	7600	7600R1	7601
7608	7609	7610	7611	7612	7613	7614
7615	7616	7617	7618	7619	7620	7621
7622	7623	7624	7626	7627	7627R1	7628
7629	7630	7631	7632	7633	7634	7635
7635R1	7636	7637	7644	7645	7646	7647
7648	7650	7651	7652	7653	7654	7655
7656	7657	7658	7659	7660	7661	7662
7663	7664	7665	7666	7675	7676	7677
7678	7679	7680	7682	7683	7684	7685
7686	7687	7688	7689	7690	7690R1	7691
7692	7693	7694	7694R1	7694R2	7694R3	7695
7696	7697	7698	7699	7700	7702	7704
7705	7706	7711	7713	7715R1	7716	7718
7719	7720	7721	7721R1	7722	7723	7724
7725	7727	7728	7729	7730	7731	7731R1
7732	7733	7734	7735	7737	7738	7740
7741	7742	7743	7744	7746	7747	7749
7751	7752	7752R1	7752R2	7752R3	7753	7754
7755	7756	7758	7760	7761	7762	7763
7764	7765	7766	7767	7768	7770	7771
7772	7773	7774	7775	7776	7777	7778
7779	7780	7781	7782	7783	7784	7785
7785R1	7786	7788	7789	7791	7793	7794
7797	7798	7800	7801	7803	7804	7805
7806	7807	7807R1	7808	7809	7812	7813
7814	7815	7816	7817	7818	7819	7820

7821	7821R1	7822	7823	7824	7825	7826
7827	7828	7829	7831	7832	7833	7834
7836	7837	7842	7843	7844	7845	7849
7850	7851	7852	7854	7855	7856	7857
7858	7859	7860	7860R1	7861	7862	7864
7866	7867	7868	7869	7870	7871	7872
7873	7874	7875	7876	7877	7878	7879
7880	7888	7890	7891	7892	7893	7894
7895	7896	7897	7898R1	7899	7900	7902
7902R1	7903	7904	7906	7908	7909	7911
7912	7913	7914	7915	7916	7917	7918
7919	7920	7921	7922	7923	7926	7926R1
7932	7934	7935	7936	7937	7938	7939
7940	7942	7943	7944	7945	7946	7949
7950	7953	7953R1	7954	7955	7956	7957
7957R1	7958	7959	7960	7961	7962	7963R1
7963R3	7964	7965	7966R1	7968	7969	7970
7971	7972	7973	7978	7979	7980	7981
7982	7983	7986	7986R1	7987	7988	7989
7990	7991	7992	7993	7994	7995	7996
7997	7998	7999	8000	8001	8002	8003
8004	8005	8006	8007	8008	8009	8010
8011	8012	8013	8014	8015	8016	8017
8018	8019	8020	8023	8024	8025	8026
8027	8028	8029	8031	8032	8033	8034
8035	8036	8037	8038	8039	8040	8041
8042	8045	8046	8047	8048	8049	8050
8052	8053	8054	8055	8056	8057	8057R1
8058	8059	8060	8062	8067	8067R1	8068
8069	8072	8073	8073R1	8074	8075	8076
8078	8079	8080	8081	8083	8084	8085
8086	8087	8088	8093	8094	8096	8098
8099	8100	8101	8102	8104	8105	8106
8107	8108	8109	8112	8113	8114	8115
8116	8119	8120	8121	8122	8123	8123R1
8124	8125	8126	8127	8128	8131	8132
8133	8135	8136	8137	8138	8138R1	8138R2
8139	8139R1	8139R2	8139R3	8140	8141	8142
8143	8144	8146	8147	8148	8149	8150
8151	8152	8153	8153R1	8154	8155	8156
8156R1	8157	8158	8158R1	8159	8160	8161

8162	8163	8164	8165	8166	8166R1	8167
8168	8169	8171	8172	8173	8174	8174R1
8175	8176	8177	8178	8179	8180	8181
8182	8184	8186	8187	8188	8190	8191
8192	8193R1	8194	8195	8196	8198	8199
8200	8201	8201Rl	8202	8204	8205	8206
8207	8208	8212	8213	8217	8220	8221
8222	8225	8226	8227	8228	8229	8230
8231	8233	8235	8236	8236R1	8237	8238
8240	8241	8244	8246	8247	8248	8249
8250	8251	8255	8259	8260	8261	8262
8267	8268	8269	8270	8272	8273	8274
8275	8276	8278	8279	8279R1	8281	8282
8283	8285	8286	8287	8288	8289	8291
8292	8293	8294	8295	8296	8298	8300
8301	8303	8304	8305	8307	8308	8309
8310	8311	8312	8313	8314	8315	8316
8317	8319	8320	8321	8322	8324	8325
8326	8327	8328	8329	8330	8334	8335
8336	8337	8339	8340	8341	8342	8343
8344	8345	8346	8347	8348	8349	8350
8351	8352	8353	8354	8361	8362	8365
8366	8367	8369	8370	8372	8373	8374
8375	8376	8377	8378	8380	8381	8381R1
8382	8383	8384	8385	8387	8387R1	8388
8389	8390	8391	8392	8393	8399	8412
8413	8413R1	8414	8415	8425	8427	8428
8430	8430R2	8431	8432	8433	8434	8435
8436	8437	8438	8439	8440	8441	8445
8446	8447	8451	8452	8453	8454	8456
8457	8458	8459	8460	8462	8463	8464
8465	8466	8467	8468	8478	8479	8480
8481	8482	8484	8485	8486	8486R1	8487
8488	8490	8491	8492	8493R1	8494	8494R1
8498	8500	8502	8503	8504R1	8506	8507
8509	8510	8512R1	8514	8515	8516	8518
8519	8520	8520R1	8521	8522	8524	8525
8526	8528	8529	8530	8531	8532	8533
8534	8535	8536	8537	8538	8539	8540
8543	8544	8546	8547	8553	8554	8555
8556	8557	8558	8559	8559R1	8560	8568

8569	8570	8571	8572	8573	8574	8577
8578	8580	8581	8582	8583	8587	8588
8589R1	8590	8591	8592	8593	8598	8599
8600	8601	8602	8605	8609	8610	8612
8615	8616	8617	8618	8631	8632	8633
8634	8635	8637	8638	8639	8641	8643
8644	8645	8649	8650	8652	8653	8654
8656	8658	8660	8662	8663	8666	8667
8669	8670	8671	8672	8674	8675	8677
8678	8680	8682	8684	8685	8692	8693
8694	8695	8698	8704	8708	8709